PLEDGE AGREEMENT

Between

1. UTG Communications Belgium N.V., with registered office at 2610 Wilrijk (Antwerpen), Spoorweglaan 3, H.R.A. 320.013 represented by Mr. Fritz Wolff hereinafter: "the Purchaser"

and:

2.    Mr. Luc Van den Bogaert,
      Katarinadreef 284, 2970 Schilde

and

      Mr. Tom Van den Bogaert,
      Katarinadreef 284, 2970 Schilde

      hereinafter: "the Sellerss"

and:

3.    U.T.G. COMMUNICATIONS HOLDING AG,
      BaarerstraBe 75,
      CH-6302 Zug
      represented by Mr. Fritz Wolff and Mr. Peter Rigg hereinafter: "the Guarantor"

WHEREAS:

1.
The Sellers and the Purchaser have entered into a share purchase agreement on April 2nd, 1997, with respect to 100% of the shares of Multicom N.V. (the "Company").
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2.
The Purchase Price Balance is payable as follows:

- 25% on 02.05.1997
- 25% on 02.06.1997

3.
It was agreed to pledge U.T.G. Communications International Inc. shares as a guarantee for the payment of the share Purchase Price Balance

THEREFORE PARTIES HAVE AGREED AS FOLLOWS:

1.
The Purchaser and the Guarantor herewith pledge in favor of the Sellers, in order to guarantee to the Sellers payment of the Purchase Price Balance, 100,000 shares of U.T.G Communications International Inc., which the Purchaser and the Guarantor warrant to represent the minimum total value as referred to in Section 11 of the Share Purchase Agreement.

2.
The Purchaser and the Guarantor guarantee that the pledged shares are free of all liens and encumbrances.

3.
The pledge shall lose its effects upon payment to the Sellers of all amounts due by the Purchaser and/or the Guarantor in consideration of the Purchase Price Balance.

This agreement is entered in under the application of Belgian law which will apply to all disputes arising from this agreement.

4.
Disputes arising from this agreement will be settled before the Antwerp Courts.

5.
Costs for the registration of this agreement will be supported by the Purchaser and the Guarantor.
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Thus signed in Antwerp, on April, 2nd 1997, in four counterparts, each of the parties acknowledging the receipt of his counter part, and the fourth being destined to registration.


U.T.G. COMMUNICATIONS BELGIUM N.V.          for and on behalf  s/ Fritz K. Wolff
                                            ------------------------------------

Mr. Luc VAN DEN BOGAERT                     s/ Luc VAN DEN BOGAERT
                                            ------------------------------------

U.T.G. COMMUNICATIONS HOLDING AG            for and on behalf  s/ Fritz K. Wolff
                                            ------------------------------------

Mr. Tom VAN DEN BOGAERT                     s/ Tom VAN DEN BOGAERT
                                            ------------------------------------